Investor Presentation June 12, 2025

Safe Harbor Statement 2 Cautionary Note Regarding Forward-Looking Statements The information contained in this report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "believe," "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality, growth and composition of our loan, investment and deposit portfolios; statements regarding our financial performance, financial condition and liquidity; and estimates of our risks and future credit provision expenses. These forward-looking statements are based on our current beliefs and expectations and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to certain risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change. including but not limited to those set forth below: • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, that are worse than expected included as a result of employment levels and labor shortages, and the effect of a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation and changes in the income tax taxes and regulations; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make or the sale of loans or other assets and/or lead to higher operating costs and higher costs to retain or attract deposits; • The imposition of tariffs or other domestic or international governmental policies impacting the value of the products of our borrowers; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; • Changes in the economic assumptions or methodology utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; • Our ability to implement our business strategies; • Our ability to manage market risk, credit risk, interest rate risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conflict, terrorist act or other geopolitical acts;

Safe Harbor Statement (cont’d) 3 Cautionary Note Regarding Forward-Looking Statements • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Our ability to attract and retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and international financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the "Corporation") expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, core net interest income excluding PPP, core noninterest expense excluding purchase accounting (“PA”), core tax equivalent revenue, core pre-tax pre- provision income less net charge-offs (“PTPP-NCO”), average assets excluding PPP, and average interest earning assets excluding excess liquidity and PPP. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview • Headquartered in Souderton, Pennsylvania (Montgomery County) • Bank founded in 1876, holding company formed in 1973 • Engaged in financial services business, providing full range of banking, insurance and wealth management services ◦ Comprehensive financial solutions delivered locally • Experienced management team with proven performance track record • Primarily serving thirteen counties in the Southeastern and Central regions of Pennsylvania, six counties in Western Pennsylvania, three counties in Southern New Jersey and four counties in Maryland • Operating leverage and scale with $8.0 billion of assets, $5.2 billion of assets under management and supervision and agent for $228 million of underwritten insurance premiums as of 3/31/25 6

UVSP by the Numbers 7 7th Largest Diversified Financial Institution Headquartered in PA 5.5%1 Core PTPP-NCO2 <--5-year CAGR--> 9.0% TBV/Share Conservatively Managed Organic Growth Engine ~25% - 30% Fee Income Business Revenue/Total 9.0% 5-yr CAGR Organic Loan Growth w/ Exceptional Asset Quality 8.6% 5-yr CAGR Organic Core Deposit Growth 1st Largest Bank-owned Insurance Agency in PA 3rd Largest Bank-owned Wealth Management business in PA 1. 5-year CAGR is calculated by comparing Q1 2020 Core PTPP-NCO2 to Q1 2025 Core PTPP-NCO2. 2. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation.

Deposits and Liquidity Highlights (As of March 31, 2025) 8 Committed borrowing capacity of $3.7 billion ($2.3 billion available1) Estimated unprotected deposits totaled $1.5 billion3 or 21.9% of total deposits Noninterest-bearing deposits represent 21.5% of total deposits Prudently managed investment portfolio: ~ 6% of total assets Unrealized loss ~ 6%4 of equity5 Brokered deposits totaled $457.9 million or 5.7% of total assets. Additional available liquidity from brokered deposits totals $1.1 billion2 Uncommitted funding sources of $468.0 million 1. Reflects usage of $175.0 million of FHLB advances and $1.2 billion of letters of credit used to collateralize public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments 5. Excludes AOCI impact of unrealized losses on AFS investments

Executive Leadership Team 9 Name Age Tenure (yrs) with Univest Title Jeffrey M. Schweitzer 52 17 Chairman, President and CEO, Univest Financial Corporation Michael S. Keim 57 16 Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co. Brian J. Richardson 42 8 Chief Financial Officer Megan D. Santana 50 9 Chief Risk Officer and General Counsel Patrick C. McCormick 48 3 Chief Commercial Banking Officer John T. Haurin 60 8 President, Commercial Banking, East Penn and NJ Division Thomas J. Jordan 57 8 President, Commercial Banking, Central PA Division Christopher M. Trombetta 55 3 President, Commercial Banking, Western PA Division Matthew L. Cohen 42 3 President, Commercial Banking, Maryland Division Ronald R. Flaherty 58 16 President, Univest Insurance, LLC David W. Geibel 52 11 President, Girard (Univest Wealth Management Division) Mark T. Kelly 57 10 President, Univest Capital, Inc. Brian E. Grzebin 53 6 President, Mortgage Banking Division Eric W. Conner 54 19 Chief Information Officer M. Theresa Fosko 55 21 Director of Human Resources Briana Dona 44 24 Managing Director of Innovation Joseph A. Pensabene 58 2 Managing Director of Operations Neil D. McHugh 44 1 Managing Director, Deposit Strategy & Program Eleni S. Monios 60 2 Chief Credit Officer 9

Univest Primary Physical Service Area 10 KEY Headquarters Financial Center Regional Center Regional Center (Deposit Taking) Insurance Western PA Maryland Southeastern PA, Central PA and New Jersey

2025 Strategy 11 Balance Sheet Optimization Improve Operating Leverage Growth In Non-Interest Income Businesses Human Capital ◦ Maintain net interest margin with peer competitive metrics ◦ Execute a diversified deposit sourcing strategy ◦ Manage loan growth focusing on full relationship customers and prioritizing comprehensive relationships ◦ Explore opportunities to sell on-balance mortgage loans when economic conditions permit ◦ Increase use of digital properties ◦ Leverage investments in technology and process enhancements to drive efficiencies ◦ Explore increased usage of “E Delivery” tools ◦ Prioritize sustainable growth in non-interest income businesses as these businesses are less capital and liquidity intensive ◦ Continue to develop career paths and training programs ◦ Identify attributes and behaviors of high performers and incorporate them into our training programs

Attractive Investment Opportunity 12 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based on price of $29.14 (represents average closing price 6/2/25-6/6/25). 3. Based on analyst average consensus of $2.91 EPS for 2026 (KBW projection of $2.90, Piper Sandler projection of $2.93 and Stephens projection of $2.90). 13.89% 15.38% 1.19% 1.38% 10.94% 12.27% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2024 Q1 2025 —% 10.00% 20.00% 30.00% Strong Earnings Performance1 Dividend Yield 3.02% (2) 10.0x Projected 2026 EPS (2)(3) Attractive Valuation Super-Community Bank Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - 30% of total revenue) 1.2x Tangible Book Value per Share (1)(2)

SUMMARY FINANCIAL HIGHLIGHTS

Q1 2025 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Includes PA capital stock tax expense - increases efficiency ratio by approximately 180 bps 14 Earnings Loans & Deposits Key Ratios Reported Earnings: $22.4 million $0.77 per Share Core PTPP-NCO1: $27.1 million Reported ROAA: 1.14% Core PTPP-NCO ROAA1: 1.38% Reported ROATE 1: 12.69% Core PTPP-NCO ROATE 1: 15.38% Annualized Loan Growth: 0.4% Annualized Deposit Contraction: (6.0)% Average Loan to Deposit Ratio: 103.4% Net Interest Margin1 (tax- equivalent) Reported Efficiency Ratio2 Non-Performing Assets to Total Assets Tangible Equity1 to Tangible Assets Tangible Book Value Per Share 3.09% 61.6% 0.43% 9.31% $25.06

$64,978 $68,620 $84,911 $85,340 $87,236 $108,434 $100,321 93,825 $27,138 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core Pre-Tax Pre-Provision Income less Net Charge-Offs1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 15

$14.44 $15.24 $17.01 $17.66 $20.14 $20.42 $22.41 $24.43 $25.06 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 $— $5.00 $10.00 $15.00 $20.00 $25.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Assumes no Wealth Management or Insurance acquisitions. Target 8-10% Annual Growth 2 2017 - 2025 CAGR = 7.9% 16 12/31/24 vs 03/31/25 $24.29 $0.77 $(0.21) $0.21 $25.06 12/31/24 Earnings Buybacks, Dividends, Other AOCI 3/31/2025 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 1 12/31/17 vs 03/31/25 $14.44 $17.15 $(5.84) $(0.69) $25.06 12/31/17 Earnings Buybacks, Dividends, Other AOCI 3/31/2025 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00

Core PTPP- NCO ROAA & ROTE 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 1.49% 1.45% 1.63% 1.51% 1.37% 1.56% 1.33% 1.19% 1.38% 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 19.54% 16.33% 18.20% 17.58% 15.77% 18.53% 16.14% 13.89% 15.38% 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 17 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

Net Interest Income & Net Interest Margin 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Pro forma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a pro forma 21% tax rate for all periods presented 3. 2020 - 2022 Core Net Interest Income excludes PPP 18 3.78% 3.72% 3.67% 3.37% 3.18% 3.52% 3.16% 2.93% 3.12% 3.59% 3.16% 3.06% 3.38% 3.12% 2.86% 3.09% 0.08% 0.21% 0.12% 0.14% 0.04% 0.07% 0.03% Reported NIM (2) PPP & Excess Liquidity Core Net Interest Income (1)(3) 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 $230,000 Net Interest Margin

62.5% 61.9% 61.4% 60.6% 60.9% 62.4% 66.0% 65.7% 61.6% 60.8% 60.1% 60.2% 60.7% 63.2% 59.7% 62.0% 64.7% 60.8% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) (1),(2) 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based upon a pro forma 21% tax rate for all periods presented. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 19 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 180 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense.

Revenue 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. 2022 is a pro forma annualized figure - (YTD Q3/3x4) Revenue = Net Interest Income + Noninterest Income $ (0 00 ) N on-Interest Incom e % of Total R evenue Net Interest Income (excl PPP) Non-Interest Income Non-Interest Income % of Total revenue 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 2024 Q1 2025 — 50,000 100,000 150,000 200,000 250,000 300,000 350,000 —% 10% 20% 30% 40% 50% 20 Commercial, 69.6% Mortgage, 13.3% Univest Capital, 2.0% Wealth, 8.0% Insurance, 7.1% Revenue Revenue by Line of Business (Q1 2025) 1

Fee Income 21 $55,963 $59,240 $60,173 $65,422 $78,328 $83,224 $77,885 $76,824 $88,055 $22,415 33% 29% 28% 28% 32% 32% 26% 26% 29% 28% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 $— $12,000 $24,000 $36,000 $48,000 $60,000 $72,000 $84,000 $96,000 —% 10% 20% 30% 40% 50%

Assets and Loans Chart data as of December 31 except for 2025 (3/31) Assets Excluding PPP Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $4.2B $4.6B $5.0B $5.4B $6.3B $7.1B $7.2B $7.8B $8.1B $8.0B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 22 Assets Loans by Segment (excluding PPP) $3.3B $3.6B $4.0B $4.4B $4.8B $5.3B $6.1B $6.6B $6.8B $6.8B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 CAGR = 9.3%

Liabilities and Deposits Chart data as of December 31 except for 2025 (3/31) $ (0 00 ) $3.7B $4.0B $4.4B $4.7B $5.6B $6.3B $6.4B $6.9B $7.2B $7.1B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 $ (0 00 ) $3.3B $3.6B $3.9B $4.4B $5.2B $6.1B $5.9B $6.4B $6.8B $6.7B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 23 CAGR = 9.1% Liabilities Deposits

Asset Quality Chart data as of December 31 except for 2025 (3/31) $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 10,000 20,000 30,000 40,000 50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 800.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Repossessed Assets Nonperforming Assets to Total Assets Ratio of Net Charge-offs to Avg Loans and Leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 10,000 20,000 30,000 40,000 50,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 24 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 25 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments 2020 2021 2022 2023 2024 Q1 2025 Beginning of year Loan and Lease Reserve $ 35,331 $ 83,044 $ 71,924 $ 79,004 $ 85,387 $ 87,091 Impact of adoption of CECL 12,922 — — — — — Loan Growth and changes in economic related assumptions 36,317 (10,546) 4,327 7,360 1,545 67 Changes in Specific Reserves 3,122 (361) 6,648 4,420 3,961 2,317 Net Charge-offs (4,648) (213) (3,895) (5,397) (3,802) (1,686) End of year Loan and Lease Reserve $ 83,044 $ 71,924 $ 79,004 $ 85,387 $ 87,091 $ 87,790 Coverage Ratio 0.85% 1.72% 1.36% 1.29% 1.30% 1.28% 1.28% 2019 2020 2021 2022 2023 2024 Q1 2025 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 1.10%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions, as of 3/31/25 Balance Unused FHLB - Pittsburgh* $ 175.0 $ 1,856.0 Federal Fund Lines (9 Lenders)** — 468.0 FRB - Philadelphia — 444.6 Univest Financial Corp. LOC 1 — 10.0 Total $ 175.0 $ 2,778.6 *FHLB remaining capacity is less outstanding letters of credit and advances **Uncommitted lines ranging from $15mm to $125mm 1 Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2025 44.9 2026 131.0 2027 172.5 2028 181.5 2029 70.1 Total $ 600.0 27 Liabilities & Shareholders’ Equity Borrowing Sources – as of 3/31/25 Wholesale Term Funding Maturities – as of 3/31/25 Business Deposits, 29.9% Public Funds Deposits, 17.0% Consumer Deposits, 30.9% Brokered Deposits, 5.7% Other Borrowings, 2.2% Subordinated debt, 1.9% Other Liabilities, 1.1% Shareholders’ Equity, 11.3% $8.0 Billion at 3/31/25

Strong Capital Ratios Provide for Operating Flexibility 28 Tier 1 (Leverage) 8.84% 10.48%10.13%10.02% 9.08% 9.13% 9.81% 9.36% 9.51% 9.80% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 (Common/RBC) 9.42% 11.11%10.88%11.03%10.76%11.08% 10.37%10.58%10.85%10.97% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 —% 5.00% 10.00% 15.00% Total (RBC) 12.44% 14.00%13.70%13.78% 15.31% 13.77%13.67%13.90%14.19%14.35% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 —% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity to Tangible Assets 7.97% 9.68% 9.29% 9.59% 8.40% 8.56% 8.49% 8.70% 8.92% 9.31% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 and Common Equity Tier 1 Capital Ratios are the same.

Largest Deposit Relationships 1 – As of 3/31/25 29 Deposits Balance Rank Type (000s) 1 Public Funds 150,043 2 Public Funds 51,092 3 Bus/Corp 50,199 4 Public Funds 49,440 5 Bus/Corp 49,368 6 Bus/Corp 47,337 7 Public Funds 40,930 8 Bus/Corp 37,072 9 Public Funds 36,541 10 Public Funds 35,186 11 Bus/Corp 34,824 12 Bus/Corp 33,819 13 Public Funds 33,760 14 Public Funds 33,375 15 Public Funds 33,304 16 Bus/Corp 30,226 17 Public Funds 27,132 18 Bus/Corp 26,769 19 Public Funds 26,321 20 Public Funds 25,142 1. Excludes Brokered Deposits and CD’s

Investments Corporate Bonds (in millions) Moody’s Rating Aa3 1.0 Aa2 1.0 Aa1 — Aaa 0.5 A3 16.4 A2 15.5 A1 43.5 Baa2 — Baa1 — WR — N/A — Total 77.9 30 MBS/ CMO 85.0% Other 0.3% Corporate Bonds 14.6% $497 Million at 3/31/25 Investment Portfolio Corporate Bond Ratings

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail Chart Data is as of December 31 except for 2025 (3/31) 2020 - 2022 Total Loans excludes PPP 32 1,375 1,542 1,741 2,040 2,459 2,719 3,028 3,303 3,530 3,546 823 896 938 947 893 956 1,087 990 1,038 1,034 175 176 216 233 243 284 382 394 274 282 294 342 363 374 381 410 478 517 536 536 30 28 33 30 27 26 28 28 21 17 291 322 388 439 488 541 730 909 995 993 163 184 186 174 167 159 177 179 187 189 135 130 142 149 165 185 211 247 245 236 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Largest Loan Exposures – As of 3/31/25 33 Commercial Real Estate and Residential Real Estate Secured for Business Purposes Commercial & Industrial $4,364M | Avg Loan Size $616K $1,034M | Avg Loan Size $343K Risk Exposure Risk Exposure Rank Loan Type/Industry Rating (000s) Geography Rank Loan Type/Industry Rating (000s) Geography 1 Car Dealerships Pass $ 42,914 Southeastern PA 1 Private Equity & Special Purpose Entities Pass $ 44,000 Southeastern PA 2 Highway, Street & Bridge Construction / Quarry Pass $ 42,112 Southeastern PA 2 Private Equity & Special Purpose Entities Pass $ 43,500 Southeastern PA 3 Retirement Community Pass $ 40,584 New Jersey 3 Motor Vehicle and Parts Dealers Pass $ 43,143 Southeastern PA 4 CRE - Mixed-Use Pass $ 39,084 Southeastern PA 4 Repair and Maintenance Pass $ 36,973 New Jersey 5 CRE - Retail Pass $ 38,940 Southeastern PA 5 Private Equity & Special Purpose Entities Pass $ 36,000 Southeastern PA 6 Retirement Community Pass $ 38,000 Virginia 6 Land Subdivision(s) Pass $ 32,470 Southeastern PA 7 CRE - Multi-family Pass $ 36,336 New Jersey 7 Credit Intermediation and Other Related Activities Pass $ 31,246 Southeastern PA 8 Food Processing & Real Estate Development Pass $ 35,232 Southeastern PA 8 Merchant Wholesalers, Durable Goods Pass $ 31,029 Southeastern PA 9 Repair and Maintenance Pass $ 34,776 Central PA 9 Merchant Wholesalers, Durable Goods Pass $ 30,054 Northeastern PA 10 Land Subdivision(s) Pass $ 34,275 Southeastern PA 10 Credit Intermediation and Other Related Activities Pass $ 30,000 New Jersey Equipment Finance Consumer Loans $236M | Avg Balance per Account $45K $1,250M | Avg Loan Size $449K (Res Mtg) / $63K (HE) / $15K (Cons) Risk Exposure Risk Exposure Rank Loan Type/Industry Rating (000s) Geography Rank Loan Type/Industry Rating (000s) Geography 1 School District ‘---N/A--- $ 2,178 Pennsylvania 1 1-4 Family Residential ‘---N/A--- $ 6,137 Florida 2 Storage Facility $ 1,478 New Jersey 2 Constr-Perm 10yr ARM 1-4 Family Res. $ 5,637 Connecticut 3 School District $ 1,253 New Jersey 3 1-4 Family Residential $ 3,721 Connecticut 4 Landscaping $ 1,126 New Hampshire 4 Constr-Perm 10yr ARM 1-4 Family Res. $ 3,645 New Jersey 5 School District $ 1,103 New Jersey 5 Constr-Perm 10yr ARM 1-4 Family Res. $ 3,605 Pennsylvania 6 School District $ 1,064 New Jersey 6 1-4 Family Residential $ 3,278 South Carolina 7 School District $ 1,019 New Jersey 7 1-4 Family Residential $ 3,181 Pennsylvania 8 Fire Department $ 901 New Jersey 8 1-4 Family Residential $ 3,019 Florida 9 Construction $ 898 New Jersey 9 1-4 Family Residential $ 2,992 New Jersey 10 School District $ 857 Pennsylvania 10 1-4 Family Residential $ 2,974 Pennsylvania

Loan Portfolio Overview – As of 3/31/25 34 Industry Description Total Outstanding Balance % of Commercial Loan Portfolio CRE - Retail $ 469,397 8.7 % Animal Production 394,279 7.3 CRE - Multi-family 360,743 6.7 CRE - Office 299,751 5.6 CRE - 1-4 Family Residential Investment 278,386 5.2 CRE - Industrial / Warehouse 253,136 4.7 Hotels & Motels (Accommodation) 207,710 3.8 Specialty Trade Contractors 189,427 3.5 Nursing and Residential Care Facilities 177,053 3.3 Motor Vehicle and Parts Dealers 146,911 2.7 Merchant Wholesalers, Durable Goods 146,037 2.7 Homebuilding (tract developers, remodelers) 140,612 2.6 Repair and Maintenance 134,183 2.5 Crop Production 110,882 2.1 CRE - Mixed-Use - Residential 109,872 2.0 Wood Product Manufacturing 101,606 1.9 Professional, Scientific, and Technical Services 95,730 1.8 Food Services and Drinking Places 86,916 1.6 Administrative and Support Services 83,145 1.5 Merchant Wholesalers, Nondurable Goods 83,088 1.5 Fabricated Metal Product Manufacturing 78,181 1.4 Real Estate Lenders, Secondary Market Financing 75,461 1.4 Religious Organizations, Advocacy Groups 65,857 1.2 CRE - Mixed-Use - Commercial 64,683 1.2 Miniwarehouse / Self-Storage 64,553 1.2 Personal and Laundry Services 64,508 1.2 Education 62,362 1.2 Amusement, Gambling, and Recreation Industries 61,437 1.1 Food Manufacturing 56,400 1.0 Industries with >$50 million in outstandings $ 4,462,306 82.7 % Industries with <$50 million in outstandings $ 936,324 17.3 % Total Commercial Loans $ 5,398,630 100.0 % Consumer Loans and Lease Financings Total Outstanding Balance Real Estate-Residential Secured for Personal Purpose $ 992,767 Real Estate-Home Equity Secured for Personal Purpose 189,119 Loans to Individuals 16,930 Lease Financings 235,591 Total Consumer Loans and Lease Financings $ 1,434,407 Total $ 6,833,037

Credit Infrastructure 35 Approval Process Credit / Risk Owns Borrower Risk Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Limited single signature lending authority (commercial exposures less than $1.5MM). Joint signature up to $10.0MM, then management level loan committee for the largest exposures. ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-House commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer reports directly to the Board of Directors. Credit Overview 36

LINE OF BUSINESS OVERVIEW

Commercial Banking • As of 3/31/25, 88 lenders, relationship managers and portfolio managers operating in four divisions established by geography: ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh and Northampton counties in Pennsylvania and Cape May, Atlantic and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel counties • Average loan size ◦ Commercial real estate - $616K ◦ C&I - $343K ◦ Tax-exempt - $1.1M • Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services Tax-Exempt, 3.2% C&I, 17.9% Commercial Real Estate, 78.9% $4.9 billion, represents 79.1% of loans *includes $536 million of Residential Real Estate secured for Business Purpose 38 Commercial Banking Commercial Loan Detail as of 3/31/25

Consumer Banking • 27 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 12 Regional Centers (Deposit Taking) and 10 retirement centers in Bucks and Montgomery counties. • Proactively addressed continued reduction in transactional volume by closing 22 financial centers and 4 retirement centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology • Focused on creating seamless customer experience between in-person and digital • Growth strategy focused on obtaining consumer business from commercial customers and their employee base 39

Mortgage Banking • As of 3/31/25, 32 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $976.5 million in loans serviced for others as of 3/31/25; $6.0 million in mortgage servicing rights • Residential mortgages (includes home equity loans) on balance sheet of $1.2 billion or 17.3% of total loans as of 3/31/25 Chart data for the year ended December 31 except for 2025 (3/31) 40 $ (0 00 ) M SR A sset V alue ($000) Agency Correspondent Portfolio MSR Asset 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 5,000 5,500 6,000 6,500 7,000 7,500 8,000 8,500 9,000 Mortgage Banking Residential Mortgage Originations

Univest Capital, Inc. • Equipment financing business with $236 million in lease receivables as of 3/31/25 • Average lease size $45,000 typically with four-year term • Primary industries served: health care, education, automotive, golf/turf, C&I equipment and energy • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.4 million of residuals as of 3/31/25) Chart data as of December 31 except for 2025 (3/31) 41 $ (0 00 ) Y ield Commercial Government Yield 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 40,000 80,000 120,000 160,000 200,000 240,000 280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Univest Capital Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e., Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $5.2 billion in assets under management/ supervision at 3/31/25 Chart data as of December 31 except for 2025 (3/31) $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 42 Wealth Management Assets Under Management

Insurance • Independent insurance agency with more than 60 carrier relationships • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via a series of eight acquisitions beginning in 2000 • Agent for written premiums of $228 million as of 3/31/25. Chart data as of December 31 except for 2025 (3/31) $ (0 00 ) Commercial Personal Employee Benefits 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 43 Insurance Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations 1. Amount does not include mortgage servicing rights 2. Based upon a pro forma 21% tax rate for all periods presented. $s in millions 2017 2018 2019 2020 2021 2022 2023 2024 2025 1. Tangible Common Equity Shareholders' Equity $ 603,374 $ 624,133 $ 675,122 $ 692,472 $ 773,794 $ 776,500 $ 839,208 $ 887,301 $ 903,472 Less: Goodwill 172,559 172,559 172,559 172,559 175,510 175,510 175,510 175,510 175,510 Less: Other Intangibles 1 7,357 5,264 3,815 2,580 4,210 3,251 2,405 2,263 2,104 Tangible Common Equity $ 423,458 $ 446,310 $ 498,748 $ 517,333 $ 594,074 $ 597,739 $ 661,293 $ 709,528 $ 725,858 2. Average Tangible Common Equity Average Shareholders' Equity $ 527,087 $ 612,197 $ 652,453 $ 668,201 $ 734,456 $ 771,499 $ 805,667 $ 858,019 $ 896,811 Less: Average Goodwill 172,559 172,559 172,559 172,559 172,810 175,510 175,510 175,510 175,510 Less: Average Other Intangibles 1 8,751 6,258 4,548 3,181 2,338 3,694 2,802 2,193 2,162 Average Tangible Common Equity $ 345,777 $ 433,380 $ 475,346 $ 492,461 $ 559,308 $ 592,295 $ 627,355 $ 680,316 $ 719,139 3. Core Net Interest Income excluding PPP Net Interest Income $ 143,176 $ 158,062 $ 169,232 $ 174,361 $ 188,383 $ 218,297 $ 219,997 $ 211,170 $ 56,781 Tax Equivalent Interest Income 2 5,637 2,649 2,594 2,466 2,128 1,915 1,199 1,173 386 Net Interest Income Tax Equivalent $ 148,813 $ 160,711 $ 171,826 $ 176,827 $ 190,511 $ 220,212 $ 221,196 $ 212,343 $ 57,167 Less: PPP Net Interest Income — — — 7,862 15,032 797 — — — Core Net Interest Income excluding PPP $ 148,813 $ 160,711 $ 171,826 $ 168,965 $ 175,479 $ 219,415 $ 221,196 $ 212,343 $ 57,167 4. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax Noninterest expense $ 130,713 $ 137,239 $ 146,090 $ 154,998 $ 167,409 $ 186,774 $ 197,362 $ 197,992 $ 49,328 Less: Restructuring costs — 571 — 1,439 — 184 1,519 — — Plus: FDIC Small Bank Assessment Credit — — 1,102 — — — — — — Plus: Capitalized compensation for PPP Loans — — — 1,280 616 — — — — Less: Digital transformation — — — — — 3,806 1,558 — — Less: Market Expansions — — — — — 705 4,025 — — Core Noninterest Expense $ 130,713 $ 136,668 $ 147,192 $ 154,839 $ 168,025 $ 182,079 $ 190,260 $ 197,992 $ 49,328 Less: Bank Capital Stock Tax Expense 3,644 3,857 3,895 4,376 4,728 4,833 5,038 5,287 1,425 Core Noninterest Expense, excl PA shares tax $ 127,069 $ 132,811 $ 143,297 $ 150,463 $ 163,297 $ 177,246 $ 185,222 $ 192,705 $ 47,903 45

Appendix – Non-GAAP Reconciliations (cont.) 1. Based upon a pro forma 21% tax rate for all periods presented. 2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million 46 $s in millions 2017 2018 2019 2020 2021 2022 2023 2024 2025 5. Core Tax Equivalent Revenue Total Revenue $ 202,416 $ 218,235 $ 234,654 $ 252,689 $ 271,607 $ 296,182 $ 296,821 $ 299,225 $ 79,196 Plus: Tax Equivalent Adjustment 6,697 3,493 3,439 3,248 3,186 2,922 2,046 2,199 907 Tax Equivalent Revenue 1 $ 209,113 $ 221,728 $ 238,093 $ 255,937 $ 274,793 $ 299,104 $ 298,867 $ 301,424 $ 80,103 Less: BOLI Death Benefits (Tax Equivalent) — 715 — — 1,392 1,237 — 310 1,322 Less: Gain on Sale of MSRs — — — — — — — 3,361 — Less: PPP Net Interest Income — — — 7,862 15,032 797 — — — Core Tax Equivalent Revenue $ 209,113 $ 221,013 $ 238,093 $ 248,075 $ 258,369 $ 297,070 $ 298,867 $ 297,753 $ 78,781 6. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO") Pre-Tax Income $ 61,811 $ 60,686 $ 80,053 $ 56,897 $ 114,330 $ 97,210 $ 88,689 $ 95,300 $ 27,557 Plus: Provision for Credit Losses 9,892 20,310 8,511 40,794 (10,132) 12,198 10,770 5,933 2,311 Less: BOLI Death Benefits 889 446 — — 1,101 977 — 245 1,044 Plus: Restructuring Charges — 571 — 1,439 — 184 1,519 — — Less: Net Charge-offs 5,836 12,501 2,551 4,648 213 3,895 5,397 3,802 1,686 Less: FDIC Small Bank Assessment Credit — — 1,102 — — — — — — Less: PPP Activity — — — 9,142 15,648 797 — — — Plus: Digital transformation — — — — — 3,806 1,558 3,361 — Plus: Market Expansions — — — — — 705 3,182 — — Core PTPP-NCO $ 64,978 $ 68,620 $ 84,911 $ 85,340 $ 87,236 $ 108,434 $ 100,321 $ 93,825 $ 27,138 Plus: Intangible expense 2,582 2,166 1,595 1,216 979 1,293 938 694 130 Core PTPP-NCO excluding intangible expense $ 67,560 $ 70,786 $ 86,506 $ 86,556 $ 88,215 $ 109,727 $ 101,259 $ 94,519 $ 27,268 7. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans Average Interest Earning Assets $ 3,938,520 $ 4,321,322 $ 4,783,680 $ 5,594,910 $ 6,232,133 $ 6,520,116 $ 7,096,690 $ 7,433,260 $ 7,514,139 Less: Average PPP Loans — — — 342,920 281,484 7,939 — — — Less: Average Excess Liquidity 2 — 94,669 101,760 234,372 436,351 285,875 90,309 180,356 79,997 Avg Int Earning Assets excl. Excess Liq. & PPP $ 3,938,520 $ 4,226,653 $ 4,681,920 $ 5,017,618 $ 5,514,298 $ 6,226,302 $ 7,006,381 $ 7,252,904 $ 7,434,142 8. Average Assets Excluding PPP Average Assets $ 4,356,540 $ 4,737,772 $ 5,224,583 $ 6,006,877 $ 6,655,443 $ 6,956,292 $ 7,557,058 $ 7,897,707 $ 7,981,043 Less: Average PPP Loans — — — 342,920 281,484 7,939 — — — Average Assets Excluding PPP $ 4,356,540 $ 4,737,772 $ 5,224,583 $ 5,663,957 $ 6,373,959 $ 6,948,353 $ 7,557,058 $ 7,897,707 $ 7,981,043 9. Total Loans excluding PPP Total Loans $ 3,620,067 $ 4,006,574 $ 4,386,836 $ 5,306,841 $ 5,310,017 $ 6,123,230 $ 6,567,214 $ 6,826,583 $ 6,833,037 Less: PPP Loans — — — 483,773 31,748 2,147 — — — Total Loans excluding PPP $ 3,620,067 $ 4,006,574 $ 4,386,836 $ 4,823,068 $ 5,278,269 $ 6,121,083 $ 6,567,214 $ 6,826,583 $ 6,833,037